Kemper Short-Intermediate
Government Fund

REPORT TO SHAREHOLDERS
FOR THE PERIOD ENDED SEPTEMBER 30, 1995

OFFERING INVESTORS THE OPPORTUNITY FOR HIGH CURRENT INCOME AND PRESERVATION OF CAPITAL


"...Our review for this
period echoes what
we said two months
ago: Staying fully
invested enhanced the
fund's performance..."


[KEMPER MUTUAL FUNDS LOGO]

TABLE OF
CONTENTS

3
General
Economic Overview

5
Performance Update

8
Terms to Know

9
Portfolio Statistics

10
Portfolio of
Investments

11
Report of
Independent Auditors

12
Financial Statements

14
Notes to
Financial Statements

18
Financial Highlights


About Your Report

CHANGE IN FISCAL YEAR
A change in Kemper Short-Intermediate Government Fund's fiscal year requires the mailing of another shareholder report just two months after the fund reported on the fiscal year ended July 31, 1995. The fund's new fiscal year now runs from October 1 to September 30. You can expect your next shareholder report, which will be a semiannual update, in May.


At A Glance

Kemper Short-Intermediate Government Fund Total Returns for the two month period ended September 30, 1995 (unadjusted for any sales charge):

                                 [Bar Graph]


CLASS A                     1.00%
CLASS B                     0.97%
CLASS C                     1.00%
LIPPER SHORT GOVERNMENT
FUNDS CATEGORY AVERAGE*     1.32%


NET ASSET VALUE

                              AS OF       AS OF
                             9/30/95     9/30/94

KEMPER SHORT-INTERMEDIATE
GOVERNMENT FUND CLASS A       $8.08       $8.01
KEMPER SHORT-INTERMEDIATE
GOVERNMENT FUND CLASS B       $8.05       $7.98
KEMPER SHORT-INTERMEDIATE
GOVERNMENT FUND CLASS C       $8.06       $7.98

KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND RANKINGS

COMPARED TO ALL OTHER FUNDS IN THE LIPPER SHORT GOVERNMENT FUNDS CATEGORY*

                    1-YEAR               5-YEAR
CLASS A             #77 OF 133 FUNDS     N/A
CLASS B             #111 OF 133 FUNDS    #32 OF 37 FUNDS
CLASS C             #107 OF 133 FUNDS    N/A

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.


DIVIDEND AND YIELD REVIEW

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF SEPTEMBER 30, 1995



                    CLASS A     CLASS B      CLASS C
-----------------------------------------------------
1 YEAR INCOME:      $0.5340     $0.4655      $0.4703
SEPTEMBER
DIVIDEND:           $0.0450%    $0.0397%     $0.0401%
ANNUALIZED
DISTRIBUTION RATE+:    6.68%       5.92%        5.97%
SEC YIELD+:            4.75%       4.00%        4.20%
-----------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 1995. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 1995 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

General Economic Overview

[Photo of Stephen B. Timbers]
STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.


DEAR SHAREHOLDER,

Investors enjoyed generally positive performance in both the fixed income and stock markets in the first 10 months of 1995. At this point in the year, the returns of most leading securities markets worldwide are significantly higher than they were at the same time in 1994.
  We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2% in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.
  The economy's continued growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.
  Will the Federal Reserve Board adjust interest rates again? As of this date -- which precedes any resolution on the federal budget issue -- we doubt that the Fed has motivation to either ease or (which would be even less likely) raise interest rates. Our forecast calls for lower growth ranging between 2% to 3% for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK
Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.
  We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market showed some vulnerability when it took a tumble in the summer. The market recovered after a brief period and has gained ground since. But such a sudden, severe mini-correction served to remind investors that the current bull market will inevitably come to an end someday and that some sectors may even be overextended today.
  As we view the remainder of the year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.
  International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

General Economic Overview



ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                            Now (10/31/95)  6 months ago  1 year ago  2 years ago
10-YEAR TREASURY RATE(1)       6.04            6.63          7.96      5.72
PRIME RATE(2)                  8.75            9             8.15      6
INFLATION RATE(3)(*)           2.52            3.12          2.5       2.5
THE U.S. DOLLAR(4)            -1.17          -10.11         -5.82      1.03
CAPITAL GOODS ORDERS(5)(*)    11.72            9.44         18.9      19.12
INDUSTRIAL PRODUCTION(6)(*)    2.6             3.6           5.65      3.62
EMPLOYMENT GROWTH(7)           1.91            2.12          3.03      2.34

 *Data as of September 30, 1995

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on corporate profits and equity performance.

(7)  An influence on family income and retail sales.

SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.


  We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.
  Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.
  With the rest of the country, we are
closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.
  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio manager. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Stephen B. Timbers

STEPHEN B. TIMBERS

CHIEF INVESTMENT AND EXECUTIVE OFFICER
November 6, 1995

Performance Update


[Photo of J. Patrick Beimford]
J. PATRICK BEIMFORD, JR. JOINED KEMPER FINANCIAL SERVICES, INC., IN 1976 AND IS NOW EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. MR. BEIMFORD HAS RE-ASSUMED THE ROLE OF PORTFOLIO CO-MANAGER FOR KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND. MR. BEIMFORD RECEIVED A B.S.I.M. DEGREE FROM PURDUE UNIVERSITY AND RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[Photo of Michelle Keeley]
MICHELLE KEELEY JOINED KFS IN 1990 AND IS FIRST VICE PRESIDENT OF KFS AND PORTFOLIO CO-MANAGER OF KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND. MS. KEELEY RECEIVED HER BACHELOR OF ARTS DEGREE FROM MICHIGAN STATE UNIVERSITY AND WENT ON TO RECEIVE HER M.B.A. FROM NORTHWESTERN UNIVERSITY.


J. PATRICK BEIMFORD, JR. AND MICHELLE KEELEY, PORTFOLIO CO-MANAGERS OF THE KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND EXPLAIN THE ADJUSTMENTS MADE TO THE FUND DURING THE TWO-MONTH PERIOD ENDED SEPTEMBER 30, 1995. TO PROVIDE YOU WITH A LONG-TERM PERSPECTIVE ON THE FUND'S INVESTMENT ACTIVITY, WE HAVE ALSO INCLUDED AN UPDATED VERSION OF THE Q&A PRINTED IN YOUR LAST ANNUAL REPORT, WHICH NOW ALSO PROVIDES FUND PERFORMANCE INFORMATION FOR AUGUST 1995 AND SEPTEMBER 1995.


Q. DURING AUGUST 1995 AND SEPTEMBER 1995 THE FUND PROVIDED A MODEST RETURN. WHAT WERE THE MAJOR FACTORS THAT IMPACTED THE FUND'S PERFORMANCE?

A. Our review for this period echoes what we said two months ago: Staying fully invested enhanced the fund's performance. Let's review the economic climate during August and September and how it influenced our adjustments to the fund.
    Overall, the government bond market performed modestly during August and September. The period was hallmarked by a great degree of volatility brought on by a spate of economic data that revealed mixed signs about the strength of the economy's growth. Investors also vacillated as stops and starts in the progress of the federal budget negotiations occurred. But despite these gyrations, there were no lasting material shifts within the market. We chose to focus on the positive indicators and maintained our fully invested position throughout the period. This enabled the fund to provide positive returns for the two months.
    During the period, Treasuries performed well, with intermediate-term Treasuries offering more price appreciation than shorter-term Treasuries. In response to this, we sold our two percent position in adjustable-rate mortgages and decreased the fund's short-term Treasury holdings by three percent. We made the adjustments in order to increase the fund's holdings in intermediate-term U.S. Treasuries, which accounted for 51 percent of the portfolio on September 30 compared to 46 percent of the portfolio on July 31. This was consistent with our decision, late in 1994, to maintain a fully invested position with a relatively long duration for the fund. Duration is a measure of the fund's sensitivity to interest rates. The longer the duration, the more sensitive it is to interest rates. As rates move lower during this period, the fund continued to benefit from its extended duration.

Q. SINCE AUGUST 1994, WE'VE SEEN BOTH RISING AND FALLING INTEREST RATES. WHAT KINDS OF ADJUSTMENTS DID YOU MAKE TO THE PORTFOLIO AS RATES CONTINUED TO RISE AND THEN REVERSE DIRECTION?

A. We adjusted investments as rates fluctuated and our economic outlook changed. From August 1994 through January 1995, interest rates rose and

Performance Update


the economy continued its rapid expansion. Typically we try to keep the fund's duration level between 1.5 years and 3.0 years. During that period, we invested primarily in Treasuries with short durations of about 1.5 years. We adopted this relatively short duration strategy to mitigate the decline in Treasury prices that can be expected as interest rates rise.
    By February, we saw signs that economic growth was starting to slow. We then began to gradually move the fund into longer-duration investments such as intermediate-term Treasuries with maturities of three to five years. We made this shift because we did not anticipate any further interest rate increases. Our strategy proved appropriate and the fund's return outperformed the average of its peers in May, when the level of intermediate Treasuries reached 44 percent.

Q. 1994 WAS ONE OF THE WORST YEARS IN THE HISTORY OF THE BOND MARKET. YET, THE BOND MARKET MORE THAN RECOVERED IN THE FIRST SEVERAL MONTHS OF 1995. WHAT, IF ANYTHING, DID YOU LEARN FROM THESE TWO PERIODS?

A. More than anything, perhaps, the two periods have demonstrated the importance of being flexible. Our fund was designed for conservative investors who prefer a more stable net asset value than a longer term income fund but want to take on a bit more risk than a money market fund* for the potential of a higher total return and capital gains. The changing performance of the bonds has also highlighted the importance of staying fully invested in the market -- it was an approach that enabled us to weather rough market conditions and enhance our performance.

SEVERAL MARKET FORCES INFLUENCED INVESTORS IN U.S. GOVERNMENT SECURITIES FROM OCTOBER 1994 THROUGH SEPTEMBER 1995

A. ECONOMIC GROWTH SLOWED THEN ACCELERATED
Economic growth, as measured by quarterly changes in the U.S. economy's gross domestic product (GDP), was robust throughout 1994, but fell dramatically by mid-1995 then gained momentum during the third quarter.

                                 [Bar Graph]

4Q94                     5.1
1Q95                     2.7
2Q95                     1.3
3Q95                     4.2

SOURCE: The Wall Street Journal AND Barrons


B. WHILE SHORT-TERM INTEREST RATES ROSE AND THEN FELL...
The Federal Reserve Board continued its series of interest rate hikes until early July 1995, when it announced a modest interest rate cut. This line tracks the Fed's changes to the federal funds rate (the interest rate that banks charge each other for overnight loans), which is a measure of short-term interest rates.

                                [Line Graph]

10/1/94                  4.75
11/15                    5.5
2/15                     6
7/6/95                   5.75

SOURCE: Investment Company Institute (ICI) Mutual Fund 1995 Fact Book and The Wall Street Journal


C. BUT INFLATION POSED NO THREAT
Despite worries that the strong growth in 1994 would result in increased price inflation, the Consumer Price Index (CPI) was never a concern during the period.

                                 [Bar Graph]

4Q94                     0.6
1Q95                     0.8
2Q95                     0.8
3Q95                     0.5

SOURCE: Towers Data Systems
*Kemper Financial Services, Inc. Forecast

Performance Update


Q. DID YOUR PREFERENCE FOR TREASURIES OVER MORTGAGES HAVE ANYTHING TO DO WITH THE FUND'S DIVIDEND INCREASE IN 1995?

A. No, the dividend increase was a factor of the rising interest rate environment. Here's what happened. Since1994, interest rates on short-term investments increased more than interest rates on long-term investments which caused a narrowing in yield between the two. This narrowing allowed us to maintain a short-duration stance yet still provide an attractive distribution rate. So it was actually the increase in short-term yields that made it possible for us to increase the fund's dividend during the fiscal year.

Q.  WHAT'S YOUR OUTLOOK FOR THE NEXT FEW MONTHS?

A. We are undaunted in our belief that the economy is growing, but at a pace slow enough to allow for further interest rate cuts. Given this outlook, we have positioned the fund in short-term and intermediate-term Treasuries that should perform well in that environment.

Q. WHAT COULD THREATEN YOUR OUTLOOK -- AND RESULT IN AN ADJUSTMENT OF YOUR PORTFOLIO MANAGEMENT STRATEGY?

A. Our risks are fairly obvious. If the economy takes off like a rocket, for example, our interest rate outlook will be wrong, and we'd have to readjust and move into shorter duration investments. But we don't see that happening. We expect a continued slow-growth, low-inflation environment, which is positive for government securities and should be good for the fund.

* An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no guarantee that a money fund will maintain a stable $1 share price. The fund's yield will vary.

AVERAGE ANNUAL TOTAL RETURNS*
FOR PERIODS ENDED SEPTEMBER 30, 1995 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                       LIFE OF
                                                   1-YEAR     5-YEAR    CLASS
-------------------------------------------------------------------------------------------------
KEMPER SHORT-INTERMEDIATE GOV'T FUND A             4.06%       N/A      4.06%     (SINCE 1/10/92)
KEMPER SHORT-INTERMEDIATE GOV'T FUND B             3.94%      5.84%     6.17%     (SINCE 2/1/89)
KEMPER SHORT-INTERMEDIATE GOV'T FUND C             7.13%       N/A      5.63%     (SINCE 5/31/94)
-------------------------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A shares adjustment for the maximum sales charge of 3.5% and for B shares adjustment for the applicable contingent deferred sales charge as follows:
1-year, 3%; 5-year, 1%; since inception, 0%. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.


GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND CLASS A
FROM 1/10/92 THROUGH 9/30/95

                                 [Line Graph]

                   - KEMPER       - MERRIL LYNCH 1-5
               SHORT-INTERMEDIATE    GOVERNMENT/GNMA     - CONSUMER PRICE
                FUND CLASS A(1)          INDEX+                INDEX++
1/10/92             10,000               10,000               10,000
12/31/92            10,262               10,693               10,290
12/31/93            10,826               11,437               10,573
12/31/94            10,722               11,333               10,856
9/30/95             11,597               12,505               11,109

(1) Performance includes reinvestment of dividends and adjustment for the applicable sales charge in effect at the end of the period. In comparing the Kemper Short-Intermediate Government Fund performance to the Merrill Lynch Mortgage/GNMA Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.
+ The Merrill Lynch Market Weighted Index, an unmanaged index, is comprised of the universe of 1-5 year Treasuries plus the Merrill Lynch GNMA Index. Source is Bloomberg.
++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation. Source is Towers Data Systems.

Performance Update


GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND CLASS B
FROM 2/1/89 THROUGH 9/30/95

                                 [Line Graph]

                   - KEMPER       - MERRIL LYNCH 1-5
               SHORT-INTERMEDIATE    GOVERNMENT/GNMA     - CONSUMER PRICE
                FUND CLASS B(1)          INDEX+                INDEX++
2/1/89              10,000               10,000               10,000
12/31/91            12,808               13,975               11,387
12/31/93            14,115               15,690               12,040
9/30/95             14,895               17,154               12,626



GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND CLASS C
FROM 5/31/94 THROUGH 9/30/95

                                 [Line Graph]

                   - KEMPER         MERRIL LYNCH 1-5
               SHORT-INTERMEDIATE    GOVERNMENT/GNMA       CONSUMER PRICE
                FUND CLASS C(1)          INDEX+                INDEX++
5/31/94             10,000               10,000               10,000
12/31/94            10,000               10,093               10,149
9/30/95             10,762               11,136               10,386


Terms To Know

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time to maturity and coupon size. The larger the duration number, the greater the interest rate risk.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

Portfolio Statistics


PORTFOLIO COMPOSITION

--------------------------------------------------------------------------
                                                 ON 9/30/95     ON 9/30/94
--------------------------------------------------------------------------
Government short-term securities                     43%            93%
Government intermediate-term securities              51%             4
Mortgage-backed GNMAs                                --              1
Cash and equivalents                                  6              2
                                                    100%           100%

- GOVERNMENT SHORT-TERM SECURITIES
- GOVERNMENT INTERMEDIATE-TERM SECURITIES
- MORTGAGE-BACKED GNMAS
- CASH AND EQUIVALENTS

        [Pie Chart]                          [Pie Chart]
        ON 9/30/95                            ON 9/30/94


YEARS TO MATURITY
AS A PERCENTAGE OF THE PORTFOLIO

--------------------------------------------------------------------------
                          ON 9/30/95               ON 9/30/94
--------------------------------------------------------------------------
Less than 3 years             49%                      95%
3-10 years                    51                        4
10-20 years                   --                        1
                             100%                     100%

- LESS THAN 3 YEARS
- 3-10 YEARS
- 10-20 YEARS

       [Pie Chart]                           [Pie Chart]
       ON 9/30/95                             ON 9/30/94



DURATION

--------------------------------------------------------------------------
                          ON 9/30/95               ON 9/30/94
--------------------------------------------------------------------------
Duration                   2.5 years                1.5 years

Portfolio of Investments

KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1995
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------
                                         COUPON                               PRINCIPAL
U.S. GOVERNMENT OBLIGATIONS               RATE              MATURITY           AMOUNT                 VALUE
-------------------------------------------------------------------------------------------------------------
U.S. TREASURY                             9.375%             1996              $ 10,000            $   10,192
NOTES -- 97.4%                            8.75               1997                10,000                10,547
(Cost: $231,273)                          8.625              1997                15,000                15,731
                                          8.50               1997                20,000                20,852
                                          7.50               1997                10,000                10,214
                                          8.875              1998                16,000                17,318
                                          8.25               1998                20,000                21,184
                                          7.875              1998                15,000                15,692
                                          7.25               1998                10,000                10,295
                                          9.125              1999                10,000                11,008
                                          8.875              1999                25,000                27,191
                                          7.75               1999                10,000                10,625
                                          7.125              1999                10,000                10,392
                                          6.75               1999                10,000                10,247
                                          8.75               2000                10,000                11,131
                                          7.125              2000                10,000                10,417
                                          6.875              2000                10,000                10,328
                                          -------------------------------------------------------------------
                                                                                                      233,364
                          -----------------------------------------------------------------------------------

FEDERAL HOME                               6.181             2024                   161                   161
LOAN MORTGAGE                              11.25             2010                   498                   545
CORPORATION -- .3%                        -------------------------------------------------------------------
(Cost: $723)                                                                                              706

GOVERNMENT                             9.00-9.50        2016-2020                   188                   199
NATIONAL MORTGAGE
ASSOCIATION -- 1%
(Cost: $200)
                          ===================================================================================
                          TOTAL U.S. GOVERNMENT OBLIGATIONS--97.8%
                          (Cost: $232,196)                                                            234,269
                          ===================================================================================

REPURCHASE                Collateralized by Federal National Mortgage Association securities
AGREEMENTS -- .4%         Yield-6.30%, Dated September 29, 1995, Due October 2, 1995
(Cost: $1,100)
                          Merrill Lynch Government Securities Inc.                1,100                 1,100
                          (held at Chemical Bank)
                          ===================================================================================
                          TOTAL INVESTMENTS--98.2%
                          (Cost: $233,296)                                                            235,369
                          ===================================================================================
                          CASH AND OTHER ASSETS, LESS LIABILITIES--1.8%                                 4,250
                          ===================================================================================
                          NET ASSETS--100%                                                           $239,619
                          ===================================================================================

-------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
Based on the cost of investments of $233,296,000 for federal income tax purposes at September 30, 1995, the aggregate gross unrealized appreciation was $2,444,000, the aggregate gross unrealized depreciation was $371,000 and the net unrealized appreciation of investments was $2,073,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Short-Intermediate Government Fund, a series of Kemper Portfolios, as of September 30, 1995, and the related statements of operations for the two months then ended and the year ended July 31, 1995, and changes in net assets for the two months ended September 30, 1995 and each of the two years in the period ended July 31, 1995, and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Short-Intermediate Government Fund at September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                     ERNST & YOUNG LLP

Chicago, Illinois
November 14, 1995

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1995
(in thousands)

ASSETS
--------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $233,296)                                                                       $   235,369
Cash                                                                                            27
Receivable for:
  Fund shares sold                                                                              96
  Investments sold                                                                              10
  Interest                                                                                   5,170
    TOTAL ASSETS                                                                           240,672
==================================================================================================
LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                                                         686
  Management fee                                                                               111
  Distribution services fee                                                                    133
  Administrative services fee                                                                   49
  Custodian and transfer agent fees and related expenses                                        63
  Other                                                                                         11
    Total liabilities                                                                        1,053
NET ASSETS                                                                             $   239,619
--------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------------------------------
Paid-in capital                                                                        $   253,450
Accumulated net realized loss on investments                                               (18,384)
Net unrealized appreciation on investments                                                   2,073
Undistributed net investment income                                                          2,480
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                            $   239,619
--------------------------------------------------------------------------------------------------
THE PRICING OF SHARES
--------------------------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($31,602 divided by 3,909 shares outstanding)                                              $8.08
==================================================================================================
  Maximum offering price per share
  (net asset value, plus 3.63% of
  net asset value or 3.50% of offering price)                                                $8.37
==================================================================================================
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($205,601 divided by 25,540 shares outstanding)                                            $8.05
==================================================================================================
CLASS C SHARES
  Net asset value and redemption price per share
  ($2,416 divided by 300 shares outstanding)                                                 $8.06
==================================================================================================

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENT OF OPERATIONS
(in thousands)

                                                                               TWO MONTHS
                                                                                 ENDED           YEAR ENDED
                                                                             SEPTEMBER 30,        JULY 31,
                                                                                  1995             1995
NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------
Investment income                                                                 $3,093           19,669
Expenses:
  Management fee                                                                     224            1,402
  Distribution services fee                                                          267            1,731
  Administrative services fee                                                         99              616
  Custodian and transfer agent fees and related expenses                             132              707
  Professional fees                                                                   29               41
  Reports to shareholders                                                              1               60
  Trustees' fees and other                                                             6               26
    Total expenses                                                                   758            4,583
NET INVESTMENT INCOME                                                              2,335           15,086
------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------
  Net realized loss on sale of investments                                          (353)          (4,486)
  Net realized loss from futures transactions                                        (16)            (696)
    Net realized loss                                                               (369)          (5,182)
  Change in net unrealized appreciation/depreciation on investments                  281            3,921
Net loss on investments                                                              (88)          (1,261)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $2,247           13,825
============================================================================================================


STATEMENT OF CHANGES IN NET ASSETS
(in thousands)

                                                                      TWO MONTHS
                                                                        ENDED
                                                                     SEPTEMBER 30,     YEAR ENDED JULY 31,
                                                                         1995          1995           1994
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------
  Net investment income                                                 $  2,335       15,086       14,144
  Net realized loss                                                         (369)      (5,182)     (12,024)
  Change in net unrealized appreciation/depreciation                         281        3,921       (3,439)
Net increase (decrease) in net assets resulting from operations            2,247       13,825       (1,319)
Net equalization charges                                                     (63)        (249)         (68)
  Distribution from net investment income                                 (2,444)     (14,897)     (12,992)
  Distribution from realized gain                                             --           --       (3,792)
Total dividends to shareholders                                           (2,444)     (14,897)     (16,784)
Net increase (decrease) from capital share transactions                   (6,369)     (19,071)       1,562
TOTAL DECREASE IN NET ASSETS                                              (6,629)     (20,392)     (16,609)
------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------
Beginning of period                                                      246,248      266,640      283,249
END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
OF $2,480, $2,651, AND $2,706, RESPECTIVELY)                            $239,619      246,248      266,640
============================================================================================================


Notes to Financial Statements





1 DESCRIPTION OF THE FUND Kemper Short-Intermediate Government Fund is a
                          separate series of Kemper Portfolios, an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge, Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. Class I shares (none sold through September 30, 1995) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Each share represents an identical interest in the investments of the Fund and has the same rights.

                          In 1995, the Fund changed its fiscal year end for financial reporting purposes and federal income tax purposes from July 31 to September 30.



2 SIGNIFICANT             INVESTMENT VALUATION. Investments are stated at
  ACCOUNTING POLICIES     value. Fixed income securities are valued by using
                          market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                          INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium and discount amortization on money market instruments and mortgage-backed securities; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                          FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share

Notes to Financial Statements


                          is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                          FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at September 30, 1995, amounting to approximately $18,057,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2003.

                          Differences in dividends per share are due to different class expenses. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

                          Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

                          EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

3 TRANSACTIONS            MANAGEMENT AGREEMENT. The Fund has a management
  WITH AFFILIATES         agreement with Kemper Financial Services, Inc. (KFS)
                          and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining gradually to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $224,000 for the two month period ended September 30, 1995 and $1,402,000 for the year ended July 31, 1995.

                          UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                          (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:




                                                                   Commissions allowed
                                                  Commissions     by KDI to retail firms    Commissions paid
                                                retained by KDI   (including affiliates)  to affiliates of KDI
                                                ---------------   ----------------------  --------------------
                          Two months ended
                          September 30, 1995       $ 2,000              26,000                  17,000

                          Year ended
                          July 31, 1995            $21,000             194,000                  60,000

                          For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges from redemptions of Class B shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares, and contingent deferred sales charges received in connection with the redemption of Class B shares are as follows:

                                                             Commissions
                                                                 and
                                                           distribution fees
                                                Distribution paid by KDI   Amounts     Contingent
                                                 fees paid    to firms     paid to   deferred sales
                                                by the Fund  (including   affiliates    charges
                                                  to KDI      affiliates)   of KDI   received by KDI
                                                -----------  -----------   --------  ---------------
                          Two months ended
                          September 30, 1995    $  267,000     73,000       19,000      101,000

                          Year ended
                          July 31, 1995         $1,731,000    668,000       58,000      910,000

                          ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid are as follows:

                                                                       Administrative
                                               Administrative        services fees paid       Administrative
                                             services fees paid      by KDI to firms        services fees paid
                                             by the Fund to KDI    (including affiliates)  to affiliates of KDI
                                             ------------------     --------------------   --------------------
                          Two months ended
                          September 30, 1995     $ 99,000               97,000                  8,000

                          Year ended
                          July 31, 1995          $616,000              601,000                 52,000

                          SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the two month period ended September 30, 1995 and the year ended July 31, 1995, the transfer agent remitted shareholder services fees to KSvC of $109,000 and $715,000, respectively.

                          OFFICERS AND TRUSTEES. Certain officers or trustees
                          of the Fund are also officers or directors of KFS.
                          For the two month period ended September 30, 1995
                          and the year ended July 31, 1995 the Fund made no
                          payments to its officers and incurred trustees' fees
                          of $2,000 and $15,000 respectively to independent
                          trustees.
--------------------------------------------------------------------------------
4 INVESTMENT              Investment transactions (excluding short-term
  TRANSACTIONS            instruments) are as follows (in thousands):

                                               Two months         Year
                                                 ended           ended
                                              September 30,     July 31,
                                                 1995             1995
                                              -------------    ---------
                          Purchases             $65,274        1,427,567
                          Proceeds from sales    70,435        1,447,991

Notes to Financial Statements

5 CAPITAL SHARE           The following table summarizes the activity in
  TRANSACTIONS            capital shares of the Fund (in thousands):

                                              TWO MONTHS
                                                ENDED
                                             SEPTEMBER 30,                          YEAR ENDED JULY 31,
                                                 1995                          1995                     1994
                                         -----------------------         ------------------------------------------
                                         SHARES           AMOUNT         SHARES      AMOUNT       SHARES    AMOUNT
                         ------------------------------------------------------------------------------------------
                         SHARES SOLD
                         ------------------------------------------------------------------------------------------
                          Class A           401          $ 3,200          2,581    $ 20,257       553     $  4,703
                          Class B           353            2,801          4,895      37,726    10,856       90,855
                          Class C            25              200            460       3,661        76          611
                         ------------------------------------------------------------------------------------------
                         SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                         ------------------------------------------------------------------------------------------
                          Class A            33              267            161       1,392        64          534
                          Class B           191            1,532          1,224      10,537     1,457       11,729
                          Class C             3               21             14         117        --           --
                         ------------------------------------------------------------------------------------------
                         SHARES REDEEMED
                         ------------------------------------------------------------------------------------------
                          Class A          (251)          (2,007)        (1,561)    (12,311)     (522)      (4,281)
                          Class B        (1,527)         (12,161)        (9,966)    (78,456)  (12,389)    (102,589)
                          Class C           (28)            (222)          (250)     (1,994)       --           --
                         ------------------------------------------------------------------------------------------
                         CONVERSION OF SHARES
                         ------------------------------------------------------------------------------------------
                          Class A            71              571            571       4,585       999        8,133
                          Class B           (71)            (571)          (574)     (4,585)   (1,001)      (8,133)
                         NET INCREASE (DECREASE)
                         FROM CAPITAL SHARE
                         TRANSACTIONS                    $(6,369)                  $(19,071)               $ 1,562
                         ==========================================================================================

6 FINANCIAL FUTURES       In order to take advantage of anticipated market
  CONTRACTS               conditions, the Fund has entered into exchange traded
                          financial futures contracts as described below. The
                          Fund bears the market risk that arises from changes in the value of these financial instruments.

                          At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market price of the futures contract fluctuates. At September 30, 1995, the market value of investments pledged by the Fund to cover margin requirements for open futures positions was $124,000. At September 30, 1995, the Fund had outstanding financial futures contracts as follows:


                                              FACE              EXPIRATION    GAIN AT
                          TYPE               AMOUNT    POSITION   MONTH       9/30/95
                          -----------------------------------------------------------
                          U.S. Treasury
                          Securities       $3,000,000    Long    December     $9,000



                                           ------------------------------------------------
                                                              CLASS A SHARES
                                           ------------------------------------------------
                                            TWO MONTHS                           JANUARY 10,
                                              ENDED          YEAR ENDED JULY 31,   1992 TO
                                           SEPTEMBER 30,    --------------------   JULY 31,
                                               1995         1995    1994    1993     1992
                                           ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period           $8.09       8.11    8.63    8.65    8.59
Income from investment operations:
  Net investment income                          .09        .54     .48     .53     .29
  Net realized and unrealized gain (loss)       (.01)      (.03)   (.44)   (.03)    .11
Total from investment operations                 .08        .51     .04     .50     .40
Less dividends:
  Distribution from net investment income        .09        .53     .45     .52     .34
  Distribution from net realized gain             --         --     .11      --      --
Total dividends                                  .09        .53     .56     .52     .34
Net asset value, end of period                 $8.08       8.09    8.11    8.63    8.65
===========================================================================================
TOTAL RETURN (NOT ANNUALIZED)                   1.00%      6.58     .41    6.01    4.87
-------------------------------------------------------------------------------------------
ANNUALIZED RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------
Expenses                                        1.05%      1.06    1.06    1.04     .95
Net investment income                           6.56       6.65    5.85    6.06    7.48


                                            -----------------------------------------------------
                                                                  CLASS B SHARES
                                            -----------------------------------------------------
                                             TWO MONTHS
                                               ENDED                 YEAR ENDED JULY 31,
                                            SEPTEMBER 30,   -------------------------------------
                                                1995        1995    1994    1993    1992    1991
                                            -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $8.06       8.08    8.61    8.64    8.27    8.42
Income from investment operations:
  Net investment income                          .08        .47     .40     .45     .58     .69
  Net realized and unrealized gain (loss)       (.01)      (.03)   (.44)   (.02)    .36    (.14)
Total from investment operations                 .07        .44    (.04)    .43     .94     .55
Less dividends:
  Distribution from net investment income        .08        .46     .38     .46     .57     .70
  Distribution from net realized gain             --         --     .11      --      --      --
Total dividends                                  .08        .46     .49     .46     .57     .70
Net asset value, end of period                 $8.05       8.06    8.08    8.61    8.64    8.27
=================================================================================================
TOTAL RETURN (NOT ANNUALIZED)                    .87%      5.68    (.48)   5.13   11.76    6.85
-------------------------------------------------------------------------------------------------
ANNUALIZED RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------
Expenses                                        1.91%      1.87    1.93    1.87    1.89    2.07
Net investment income                           5.70       5.84    4.95    5.23    6.84    8.19



                                                            CLASS C SHARES
                                         ------------------------------------------------
                                             TWO MONTHS
                                               ENDED           YEAR ENDED      MAY 31, TO
                                         SEPTEMBER 30, 1995  JULY 31, 1995   JULY 31, 1994
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period            $8.06             8.08              8.09
Income from investment operations:
  Net investment income                           .09              .47               .07
  Net realized and unrealized loss               (.01)            (.03)             (.01)
Total from investment operations                  .08              .44               .06
Less distribution from net investment income      .08              .46               .07
Net asset value, end of period                  $8.06             8.06              8.08
=========================================================================================
TOTAL RETURN (NOT ANNUALIZED)                    1.00%            5.73               .77
-----------------------------------------------------------------------------------------
ANNUALIZED RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------
Expenses                                         1.74%            1.78              1.83
Net investment income                            5.87             5.93              5.54
-----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------

                                             TWO MONTHS
                                               ENDED                  YEAR ENDED JULY 31,
                                            SEPTEMBER 30, ----------------------------------------
                                                 1995        1995    1994    1993    1992     1991
Net assets at end of period (in thousands)   $239,619     246,248 266,640 283,249 191,716  104,279
Portfolio turnover rate                           173%        597     916     339     120      180

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES

STEPHEN B. TIMBERS
President and Trustee

DAVID W. BELIN
Trustee

LEWIS A. BURNHAM
Trustee

DONALD L. DUNAWAY
Trustee

ROBERT B. HOFFMAN
Trustee

DONALD R. JONES
Trustee

DAVID B. MATHIS
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

OFFICERS

J. PATRICK BEIMFORD, JR.
Vice President

JOHN E. PETERS
Vice President

MICHELLE M. KEELEY
Vice President

FRANK J. RACHWALSKI, JR.
Vice President

PHILIP J. COLLORA
Vice President
and Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary

LEGAL COUNSEL                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                 222 North LaSalle Street
                                 Chicago, IL 60601


SHAREHOLDER SERVICE AGENT        KEMPER SERVICE COMPANY
                                 P.O. Box 419557
                                 Kansas City, MO 64141
                                 1-800-621-1048

CUSTODIAN AND TRANSFER AGENT     INVESTORS FIDUCIARY TRUST COMPANY
                                 127 West 10th Street
                                 Kansas City, MO 64105

INDEPENDENT AUDITORS             ERNST & YOUNG LLP
                                 233 South Wacker Drive
                                 Chicago, IL 60606

INVESTMENT MANAGER               KEMPER FINANCIAL SERVICES, INC.


PRINCIPAL UNDERWRITER            KEMPER DISTRIBUTORS, INC.
                                 120 South LaSalle Street
                                 Chicago, IL 60603

[Recycled Paper LOGO]
Printed on recycled paper.
This report is not to be distributed           [KEMPER LOGO]
unless preceded or accompanied by a
Kemper Financial Income Fund prospectus.
KSIGF - 2 (11/95)